Exhibit 10.2
CERTAIN INFORMATION OF THIS DOCUMENT HAS BEEN REDACTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***].”

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)
PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.

DATE OF AGREEMENT: September 14, 2022
CHANGE ORDER NUMBER:
Owner EC Number: EC00093
Contractor Change Number SC0074
EFFECTIVE DATE OF CHANGE ORDER:
January 10, 2024

1

Exhibit 10.2

TITLE: ATTACHMENT JJ – INSURANCE (INTERIM ADJUSTMENT)
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

BACKGROUND

Pursuant to Attachment JJ, Section 1.2B (Interim Adjustment), Owner and Contractor shall execute a Change Order in accordance with Article 6 of the Agreement to amend the Insurance Provisional Sum amount in the Agreement to the Anticipated Actual Insurance Cost.

CHANGE

1.    Attachment JJ (Provisional Sums) [***]

2.    First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown); shall be updated per the First Amended Appendix 1 (Contract Price Breakdown) as provided in Attachment 1 to this Change Order.

3.    First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones); shall be updated per the First Amended Schedule C-2 (Payment Milestones) as provided in Attachment 2 to this Change Order.

4.    First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule); shall be updated per the First Amended Schedule C-3 (Maximum Cumulative Payment Schedule) as provided in Attachment 3 to this Change Order.

2

Exhibit 10.2
Attachments to support this Change Order:
    Attachment 1 – First Amended Appendix 1 (Contract Price Breakdown), as updated by this Change Order
    Attachment 2 – First Amended Schedule C-2 (Payment Milestones), as updated by this Change Order
    Attachment 3 – First Amended Schedule C-3 (Maximum Cumulative Payment Schedule), as updated by this Change Order
    Attachment 4 – Verification of Insurance – Construction All Risk (including Excess Windstorm and DSU)
    Attachment 5 – Insurance Premium Invoice – Marine Cargo & Marine Cargo DSU
    Attachment 6 – Quotation – Marine Warranty Surveys
Adjustment to Contract Price
1)    The original Contract Price was    $8,658,280,000
2)    Net change by previously authorized Change Orders (See Appendix 1)    $ 495,831,523
3)    The Contract Price prior to this Change Order was    $9,154,111,523
4)    The Aggregate Equipment Price will be unchanged by this Change Order
in the amount of    $[***]
5)    The Aggregate Labor and Skills Price will be increased by this Change Order
in the amount of    $[***]
6)    The total Aggregate Equipment, Labor and Skills Price will be increased
by this Change Order in the amount of    $ 23,568,752
7)    The new Contract Price including this Change Order will be    $9,177,680,275

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones): The Schedule C-2 (Payment Milestones) is updated as provided in Attachment 2. Impact on Maximum Cumulative Payment Schedule:
The Schedule C-3 (Maximum Cumulative Payment Schedule) is updated as provided in Attachment 3. Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A

Impact on Basis of Design: N/A

Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

3

Exhibit 10.2
[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully

4

Exhibit 10.2
for such change. Initials: SFO Contractor AT Owner

[B]     ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Amended and Restated EPC Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the EPC Agreement, all other terms and conditions of the EPC Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson                          /s/ Scott Osborne
Owner    Contractor
Alex Thompson        Scott Osborne
Name    Name
Authorized Person        Senior Project Manager
Title    Title
January 10, 2024                             January 10, 2024
Date of Signing    Date of Signing

5

Exhibit 10.2

Exhibit 10.2

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement of Trains 1 and 2
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.

DATE OF AGREEMENT: September 14, 2022
CHANGE ORDER NUMBER:
Owner EC Number: EC00100
Contractor Change Number: SC0076
EFFECTIVE DATE OF CHANGE ORDER:
January 30, 2024

TITLE: ATTACHMENT DD – UPDATE TO OWNER PROVIDED LIST OF TAX EXEMPT AND TAXABLE EQUIPMENT
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

BACKGROUND

Pursuant to Section 3.14 (Tax Accounting) and as requested by Owner, Contractor has updated the Equipment listed in Attachment DD (Owner Provided List of Tax Exempt and Taxable Equipment) with the Equipment that will be installed on or ordered for the Facility.

CHANGE

1.    Attachment DD (Owner Provided List of Tax Exempt and Taxable Equipment) shall be updated pursuant to Attachment DD provided in Attachment 1 to this Change Order.

Attachments:
Attachment 1 – Attachment DD (Owner Provided List of Tax Exempt and Taxable Equipment), as updated by this Change Order
Adjustment to Contract Price
1)    The original Contract Price was    $8,658,280,000
2)    Net change by previously authorized Change Orders (See Appendix 1)    $ 518,885,525
3)    The Contract Price prior to this Change Order was    $9,177,165,525
4)    The Aggregate Equipment Price will be unchanged by this Change Order
in the amount of    $    0
5)    The Aggregate Labor and Skills Price will be unchanged by this Change Order
in the amount of    $    0
6)    The total Aggregate Equipment, Labor and Skills price will be unchanged
by this Change Order in the amount of    $    0
7)    The new Contract Price including this Change Order will be    $9,177,165,525

Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.

Exhibit 10.2
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones): N/A Impact on Maximum Cumulative Payment Schedule: N/A
Impact on Minimum Acceptance Criteria: N/A Impact on Performance Guarantees: N/A Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change, subject to the below:    Initials: SFO Contractor AT Owner

[B]     ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change, subject to the below:~~
~~Initials:    Contractor    Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson                          /s/ Scott Osborne
Owner    Contractor
Alex Thompson        Scott Osborne
Name    Name
Authorized Person         Senior Project Manager
Title    Title
January 30, 2024 January 30, 2024
Date of Signing    Date of Signing

Exhibit 10.2

1

Exhibit 10.2
CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

2

Exhibit 10.2
PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.

DATE OF AGREEMENT: September 14, 2022
CHANGE ORDER NUMBER:
Owner EC Number: EC00105
Contractor Change Number SC0072
EFFECTIVE DATE OF CHANGE ORDER:
January 30, 2024

TITLE: DELETE ELECTRICAL OPERATOR TRAINING SIMULATOR
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND

Delete the Operator Training Simulator (OTS) from the Electrical Control and Monitoring System (ECMS), associated hardware, and operator training console from the Work. The ECMS being provided has effective visualization of the RGLNG electrical infrastructure, access to historical electrical operating data, advanced troubleshooting and diagnostic capabilities, and equipment operating functions that will be used for operator training.

CHANGE

1.    Project Specification for Electrical Control and Monitoring System (ECMS) - RG-BL-000-ELE-SPC- 00017/26251-100-3PS-EM00-00001, Section 5.12.8 (Central Control Building) shall be modified as shown in the mark-up provided below.

2.    Project Specification for Electrical Control and Monitoring System (ECMS) - RG-BL-000-ELE-SPC- 00017/26251-100-3PS-EM00-00001, Section 6.9 (Simulation Function) shall be modified as shown in the mark-up provided below.

3.    First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown) shall be updated per the Appendix 1 (Contract Price Breakdown) as provided in Attachment 2 to this Change Order.

4.    First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones) shall be updated per the C-2 Payment Milestones as provided in Attachment 3 to this Change Order.

5.    First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule) shall be updated per the Schedule C-3 as provided in Attachment 4 to this Change Order.

Attachments to support this Change Order:
    Attachment 1 – Redline Mark-up of Drawing No. 26251-140-V305143-JD1-00001 Rev. 001 (Integrated Network Architecture CCB Furniture)
    Attachment 2 – First Amended Appendix 1 (Contract Price Breakdown), as updated by this Change Order
    Attachment 3 – First Amended Schedule C-2 (Payment Milestones), as updated by this Change Order
    Attachment 4 – First Amended Schedule C-3 (Maximum Cumulative Payment Schedule), as updated by this Change Order

3

Exhibit 10.2
Adjustment to Contract Price
1)    The original Contract Price was    $8,658,280,000
2)    Net change by previously authorized Change Orders (See Appendix 1)    $ 519,400,275
3)    The Contract Price prior to this Change Order was    $9,177,680,275
4)    The Aggregate Equipment Price will be decreased by this Change Order
in the amount of    $[***]
5)    The Aggregate Labor and Skills Price will be decreased by this Change Order
in the amount of    $[***]
6)    The total Aggregate Equipment, Labor and Skills Price will be decreased
by this Change Order in the amount of    $    (514,750)
7)    The new Contract Price including this Change Order will be    $9,177,165,525

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones): The Schedule C-2 (Payment Milestones) is updated as provided in Attachment 3. Impact on Maximum Cumulative Payment Schedule:
The Schedule C-3 (Maximum Cumulative Payment Schedule) is updated as provided in Attachment 4. Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A

Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

[B]     ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not~~ be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

1

Exhibit 10.2

2

Exhibit 10.2
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Amended and Restated EPC Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the EPC Agreement, all other terms and conditions of the EPC Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson                          /s/ Scott Osborne
Owner    Contractor
Alex Thompson        Scott Osborne
Name    Name
Authorized Person        Senior Project Manager
Title    Title
January 30, 2024                         January 30, 2024
Date of Signing    Date of Signing

3

Exhibit 10.2

4

Exhibit 10.2
CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)
PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.

DATE OF AGREEMENT: September 14, 2022
CHANGE ORDER NUMBER:
Owner EC Number: EC00124
Contractor Change Number SC0075
EFFECTIVE DATE OF CHANGE ORDER:
January 30, 2024

TITLE: ATTACHMENT G - UPDATES AND ADDITIONS
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

BACKGROUND

Pursuant to Section 2.4B. (Subcontracts and Sub-subcontracts) Contractor has notified Owner of requested editorial updates to Subcontractor names and additions of new Subcontractors to Attachment G (Approved Subcontractors and Sub-subcontractors) and Owner has agreed to the edits and additions.

CHANGE

1.    Attachment G (Approved Subcontractors and Sub-Subcontractors) shall be updated per the Attachment G as provided in Attachment 1 to this Change Order.

Attachments to support this Change Order:
    Attachment 1: Attachment G (Approved Subcontractors and Sub-Subcontractors) as updated by this Change Order
Adjustment to Contract Price
1)    The original Contract Price was    $8,658,280,000
2)    Net change by previously authorized Change Orders (See Appendix 1)    $ 518,885,525
3)    The Contract Price prior to this Change Order was    $9,177,165,525
4)    The Aggregate Equipment Price will be unchanged by this Change Order
in the amount of .........................................................................................................$    0
5)    The Aggregate Labor and Skills Price will be unchanged by this Change Order
in the amount of ........................................................................................................$    0
6)    The total Aggregate Equipment, Labor and Skills Price will be unchanged
by this Change Order in the amount of............................................................................$    0
7)    The new Contract Price including this Change Order will be    $9,177,165,525

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

5

Exhibit 10.2
Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones): N/A Impact on Maximum Cumulative Payment Schedule: N/A
Impact on Minimum Acceptance Criteria: N/A Impact on Performance Guarantees: N/A Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

[B]     ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Amended and Restated EPC Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the EPC Agreement, all other terms and conditions of the EPC Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson                          /s/ Scott Osborne
Owner    Contractor
Alex Thompson        Scott Osborne
Name    Name
Authorized Person        Senior Project Manager
Title    Title
January 30, 2024 January 30, 2024
Date of Signing    Date of Signing

1

Exhibit 10.2

2

Exhibit 10.2
CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)
PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.

DATE OF AGREEMENT: September 14, 2022
CHANGE ORDER NUMBER:
Owner EC Number: EC00092
Contractor Change Number SC0064
EFFECTIVE DATE OF CHANGE ORDER:
February 6, 2024

3

Exhibit 10.2

TITLE: TUGBOAT BERTH ELECTRICAL SERVICE
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

BACKGROUND

The design basis specified the tugboat power requirements to be a single 440 Volt, 200 Amp, 3-phase service. The tugboat supply agreement dated July 2020 required 440V, 150 Amp service. The shipbuilders have clarified the shore power connections require 480 Volt, 150 amp, 3-phase connection per tugboat. As such, the tugboat berth electrical service must be increased to provide adequate power to each tugboat as follows:

1)    Install cable, raceway, and receptacle connections for four (4) tugboats (480V/3PH/150A service for each tugboat) at the tugboat mooring location shall be provided to facilitate tugboat power connection. The receptacle connections shall be incorporated into a suitable fused disconnect box. The exact location on the dock for each fused disconnect box and receptacle will be finalized during engineering design.

2)    Increase the upstream electrical equipment capacity to support six (6) tugboats, i.e. 480V/3 PH/900A dedicated to tugboat electrical service.

CHANGE

1.    Attachment A, Schedule A-1, Section 15.10.4 (MOF Structures and Dredging); shall be updated per the red- line mark-up as provided in Attachment 1 to this Change Order.

2.    First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown); shall be updated per the Appendix 1 (Contract Price Breakdown) as provided in Attachment 2 to this Change Order.

3.    First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones); shall be updated per the C-2 Payment Milestones as provided in Attachment 3 to this Change Order.

4.    First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule); shall be updated per the Schedule C-3 as provided in Attachment 4 to this Change Order.

Attachments to support this Change Order:
    Attachment 1 – Attachment A, Schedule A-1 (Scope of Work), Red-Line Mark-Up of Section 15.10.4
    Attachment 2 – First Amended Appendix 1 (Contract Price Breakdown), as updated by this Change Order
    Attachment 3 – First Amended Schedule C-2 (Payment Milestones), as updated by this Change Order
    Attachment 4 – First Amended Schedule C-3 (Maximum Cumulative Payment Schedule), as updated by this Change Order

4

Exhibit 10.2
Adjustment to Contract Price
1)    The original Contract Price was    $8,658,280,000
2)    Net change by previously authorized Change Orders (See Appendix 1)    $ 518,885,525
3)    The Contract Price prior to this Change Order was    $9,177,165,525
4)    The Aggregate Equipment Price will be increased by this Change Order
in the amount of    $[***]
5)    The Aggregate Labor and Skills Price will be increased by this Change Order
in the amount of    $[***]
6)    The total Aggregate Equipment, Labor and Skills Price will be increased
by this Change Order in the amount of    $    3,585,000
7)    The new Contract Price including this Change Order will be    $9,180,750,525

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones): The Schedule C-2 (Payment Milestones) is updated as provided in Attachment 3. Impact on Maximum Cumulative Payment Schedule:
The Schedule C-3 (Maximum Cumulative Payment Schedule) is updated as provided in Attachment 4. Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A

Impact on Basis of Design: N/A

Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

5

Exhibit 10.2
[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

[B]     ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

6

Exhibit 10.2
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Amended and Restated EPC Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the EPC Agreement, all other terms and conditions of the EPC Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson                          /s/ Scott Osborne
Owner    Contractor
Alex Thompson        Scott Osborne
Name    Name
Authorized Person        Senior Project Manager
Title    Title
February 6, 2024        February 6, 2024
Date of Signing    Date of Signing

7

Exhibit 10.2

8

Exhibit 10.2

Exhibit 10.2
CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

Exhibit 10.2
PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement of Trains 1 and 2
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.

DATE OF AGREEMENT: September 14, 2022
CHANGE ORDER NUMBER:
Owner EC Number: EC00110
Contractor Change Number: SC0073
EFFECTIVE DATE OF CHANGE ORDER:
February 23, 2024

TITLE: ATTACHMENT KK - CURRENT INDEX VALUE UPDATES FOR Q3-2023
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND
This Change Order incorporates updates to Attachment KK (Commodity Price Rise and Fall) for the Transaction Period comprising Quarter 3 of 2023:

1.    Previously Executed Change Orders
Column A (Max Commodity Value), Column E (Expenditure Value), and Column F (Commodity Value Subject to Index) are adjusted to align with the previously executed Change Orders EC00095_SC0069 (Attachment KK Baseline Index Value Updates) and EC00074_SC0067 (Additional LNG Berth (Jetty 2)) which are a result of the re-baseline of Column D relative to NTP (Baseline Index).

2.    Foreign Currency Exchange Rate
Resulting from previously executed Change Order EC00064_SC0056 (NTP Contract Price Adjustment for Foreign Currency), Attachment KK, Appendix 1 payment calculation tables for the following commodities, as listed in First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculation), require an adjustment to Column D (Baseline Index), to be comprised of the exchange rate of [***] U.S. Dollars to Euro used to calculate the Contract Price.
2.    STAINLESS STEEL PIPE MATERIAL, PIPE, FLANGES
3.    CARBON STEEL PIPE MATERIAL, PIPE, FLANGES

3.    Rise and Fall – Current Index Value Update for Q3 - 2023
Pursuant to Section 1.2 of First Amended Attachment KK, the Contract Price will be adjusted quarterly to reflect the cumulative amount of Rise and Fall for the commodities listed in the First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculations). The commodities as listed in First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculation) which are subject to Rise and Fall during the Transaction Period of Q3-2023 are:
1.    REINFORCING STEEL BAR (REBAR)
2.    STAINLESS STEEL PIPE MATERIAL, PIPE, FLANGES
3.    CARBON STEEL PIPE MATERIAL, PIPE, FLANGES
7. CONSTRUCTION FUEL
CHANGE

1.    First Amended Attachment KK, First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculations); shall be updated per the First Amended Appendix 1 (Commodity Price Rise and Fall Calculation) as provided in Attachment 1 to this Change Order.

2.    First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown); shall be updated

Exhibit 10.2
per the Appendix 1 (Contract Price Breakdown) as provided in Attachment 2 to this Change Order.

3.    First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones); shall be updated per the Schedule C-2 (Payment Milestones) as provided in Attachment 3 to this Change Order.

4.    First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule); shall be updated per the Schedule C-3 as provided in Attachment 4 to this Change Order.

Attachments to support this Change Order:
    Attachment 1 – First Amended Attachment KK, First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculation), as updated by this Change Order
    Attachment 2 – First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown), as updated by this Change Order
    Attachment 3 – First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones), as updated by this Change Order
    Attachment 4 – First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule), as updated by this Change Order
    Attachment 5 – Contract Price Adjustment Calculation

Adjustment to Contract Price
1)    The original Contract Price was    $8,658,280,000
2)    Net change by previously authorized Change Orders (See Appendix 1)    $ 522,470,525
3)    The Contract Price prior to this Change Order was    $9,180,750,525
4)    The Aggregate Equipment Price will be decreased by this Change Order
in the amount of    ($[***])
5)    The Aggregate Labor and Skills Price will be unchanged by this Change Order
in the amount of    $
6)    The total Aggregate Equipment, Labor and Skills price will be decreased
by this Change Order in the amount of    ($ 1,679,757)
7)    The new Contract Price including this Change Order will be    $9,179,070,768

Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Exhibit 10.2
Impact on Payment Schedule (including, as applicable, Payment Milestones):

The Schedule C-2 (Payment Milestones) is updated as provided in Attachment 3.

Impact on Maximum Cumulative Payment Schedule:
The Schedule C-3 (Maximum Cumulative Payment Schedule) is updated as provided in Attachment 4.

Impact on Minimum Acceptance Criteria: N/A Impact on Performance Guarantees: N/A Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: The Total Reimbursement Amount is changed from $ 72,558,610 to $ 72,182,613, a decrease of $375,997.

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change, subject to the below:    Initials: SFO Contractor AT Owner

[B]     ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change, subject to the below:~~
~~Initials:    Contractor    Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson                          /s/ Scott Osborne
Owner    Contractor
Alex Thompson        Scott Osborne
Name    Name
Authorized Person         Senior Project Manager

Exhibit 10.2

Exhibit 10.2

F
Date of Signing    Date of Signing

15

Exhibit 10.2
CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement of Trains 1 and 2 OWNER: Rio Grande LNG, LLC CONTRACTOR: Bechtel Energy Inc.	DATE OF AGREEMENT: September 14, 2022 CHANGE ORDER NUMBER: Owner EC Number: EC00127 Contractor Change Number: SC0080 EFFECTIVE DATE OF CHANGE ORDER: March 21, 2024

TITLE: ATTACHMENT KK - CURRENT INDEX VALUE UPDATES FOR Q42023
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

BACKGROUND
Pursuant to Section 1.2 of First Amended Attachment KK, the Contract Price will be adjusted quarterly to reflect the cumulative amount of Rise and Fall for the commodities listed in the First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculations). The commodities as listed in First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculation) which are subject to Rise and Fall during the Transaction Period of Q4-2023 are:

1.    REINFORCING STEEL BAR (REBAR)
2.    STAINLESS STEEL PIPE MATERIAL, PIPE, FLANGES
3.    CARBON STEEL PIPE MATERIAL, PIPE, FLANGES
4.    USA FABRICATED STRUCTURAL STEEL
5.    UAE FABRICATED STRUCTURAL STEEL
6.    WIRE AND CABLE (COPPER)
7.    CONSTRUCTION FUEL

CHANGE

1.    First Amended Attachment KK, First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculation) – shall be updated per the First Amended Appendix 1 (Commodity Price Rise and Fall Calculation) as provided in Attachment 1 to this Change Order.
2.    First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown) shall be updated per the Appendix 1 (Contract Price Breakdown) as provided in Attachment 2 to this Change Order.
3.    First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones) shall be updated per the Schedule C-2 (Payment Milestones) as provided in Attachment 3 to this Change Order.
4.    First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule)
shall be updated per the Schedule C-3 as provided in Attachment 4 to this Change Order.

16

Exhibit 10.2
Attachments:
Attachment 1 – First Amended Attachment KK, First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculation), as updated by this Change Order
Attachment 2 – First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown), as updated by this Change Order
Attachment 3 – First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones), as updated by this Change Order
Attachment 4 – First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule), as updated by this Change Order.
Attachment 5: Contract Price Adjustment Calculation
Adjustment to Contract Price
1)    The original Contract Price was    $8,658,280,000
2)    Net change by previously authorized Change Orders (See Appendix 1)    $520,790,768
3)    The Contract Price prior to this Change Order was    $9,179,070,768
4)    The Aggregate Equipment Price will be decreased by this Change Order
in the amount of    ($[***])
5)    The Aggregate Labor and Skills Price will be unchanged by this Change Order
in the amount of    $[***]
6)    The total Aggregate Equipment, Labor and Skills price will be decreased
by this Change Order in the amount of    ($2,127,914)
7)    The new Contract Price including this Change Order will be    $9,176,942,854

Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

The Schedule C-2 (Payment Milestones) is updated as provided in Attachment 3.

Impact on Maximum Cumulative Payment Schedule:

The Schedule C-3 (Maximum Cumulative Payment Schedule) is updated as provided in Attachment 4.

Impact on Minimum Acceptance Criteria: N/A Impact on Performance Guarantees: N/A Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: The Total Reimbursement Amount is changed from $ 72,182,613 to $ 71,861,912, a decrease of $320,701.

17

Exhibit 10.2
Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change, subject to the below: Initials: SFO Contractor AT Owner
[B]     ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change, subject to the below:~~
~~Initials:    Contractor    Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson                          /s/ Scott Osborne
Owner    Contractor
Alex Thompson        Scott Osborne
Name    Name
Authorized Person         Senior Project Manager
Title    Title March 21, 2024 March 21, 2024
Date of Signing    Date of Signing

18

Exhibit 10.2

19

Exhibit 10.2
CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2 OWNER: Rio Grande LNG, LLC CONTRACTOR: Bechtel Energy Inc.	DATE OF AGREEMENT: September 14, 2022 CHANGE ORDER NUMBER: Owner EC Number: EC00137 Contractor Change Number SC0078 EFFECTIVE DATE OF CHANGE ORDER: March 26, 2024

TITLE: HRU SUBSTATION RELOCATION
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND

Early design development placed the Heat Recovery Unit (HRU) substations in the southeast corner of the Train 1 ISBL and the Train 2 ISBL. The project teams of both Owner and Contractor reviewed and approved this location during the 30% design model reviews on March 20, 2020 and the unit plot plan was subsequently issued for construction on April 15, 2020.
[***]

CHANGE

Contractor shall perform all Work necessary to incorporate the following design optimizations to support future facility Equipment.

1.    Train 1 HRU Substation (1SS-1752) and Train 2 HRU Substation (2SS-1752)
Refer to Attachment 1 – Red-Line Mark-Up of DWG RG-BL-100-PIP-PP-00001; Unit Plot Plan LNG Train 1 and Attachment 2 – Red-Line Mark-Up of DWG RG-BL-000-PIP-PP-00016; Unit Plot Plan South Corridor 1
    Relocate HRU Substations as indicated in Attachment 1 and Attachment 2 to this Change Order.
    Reserve space (Approx. 122’ x 183’) in the southeast corner of Train 1 and Train 2 for future EFG/NRU Equipment. Note, the suitability of available space to be determined and the necessary set-back from the road must be maintained.
2.    First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown) shall be updated per the Appendix 1 (Contract Price Breakdown) as provided in Attachment 3 to this Change Order.
3.    First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones) shall be updated per the C-2 Payment Milestones as provided in Attachment 4 to this Change Order.
4.    First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule)
shall be updated per the Schedule C-3 as provided in Attachment 5 to this Change Order.

20

Exhibit 10.2
Attachments to support this Change Order:
    Attachment 1 – Red-Line Mark-Up of DWG RG-BL-100-PIP-PP-00001; Unit Plot Plan LNG Train 1
    Attachment 2 – Red-Line Mark-Up of DWG RG-BL-000-PIP-PP-00016; Unit Plot Plan South Corridor 1
    Attachment 3 – First Amended Appendix 1 (Contract Price Breakdown), as updated by this Change Order
    Attachment 4 – First Amended Schedule C-2 (Payment Milestones), as updated by this Change Order
    Attachment 5 – First Amended Schedule C-3 (Maximum Cumulative Payment Schedule), as updated by this Change Order

Adjustment to Contract Price
1)    The original Contract Price was    $8,658,280,000
2)    Net change by previously authorized Change Orders (See Appendix 1)    $ 518,662,854
3)    The Contract Price prior to this Change Order was    $ 9,176,942,854
4)    The Aggregate Equipment Price will be increased by this Change Order
in the amount of    $[***]
5)    The Aggregate Labor and Skills Price will be increased by this Change Order
in the amount of    $[***]
6)    The total Aggregate Equipment, Labor and Skills Price will be increased
by this Change Order in the amount of    $    4,988,000
7)    The new Contract Price including this Change Order will be    $ 9,181,930,854

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones): The Schedule C-2 (Payment Milestones) is updated as provided in Attachment 4. Impact on Maximum Cumulative Payment Schedule:
The Schedule C-3 (Maximum Cumulative Payment Schedule) is updated as provided in Attachment 5. Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A

Impact on Basis of Design: N/A

Impact on the Total Reimbursement Amount: N/A

21

Exhibit 10.2
Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

[B]     ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Amended and Restated EPC Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the EPC Agreement, all other terms and conditions of the EPC Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson                          /s/ Scott Osborne
Owner    Contractor
Alex Thompson        Scott Osborne
Name    Name
Authorized Person        Senior Project Manager
Title    Title
March 26, 2024 March 26, 2024
Date of Signing    Date of Signing

22